UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2010

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

California	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I
Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant's telephone number, including area code): (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On December 21, 2010, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	99.1	Press Release of the Registrant dated December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	OPHTHALMIC IMAGING SYSTEMS

	By:	/s/ Ariel Shenhar
Name: Ariel Shenhar
Title: Chief Financial Officer